UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS California Tax-Free Income Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Cash Flows
28 Statement of Changes in Net Assets
29 Financial Highlights
33 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Information About Your Fund's Expenses
47 Tax Information
48 Summary of Management Fee Evaluation by Independent Fee Consultant
52 Board Members and Officers
57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS California Tax-Free Income Fund posted a return of 12.38% for the 12 months ended August 31, 2012. This return compares to 8.78% for the fund's benchmark, the Barclays Municipal Bond Index. For the same period, the broad taxable bond market returned 5.78% as measured by the Barclays U.S. Aggregate Bond Index.

Supply and demand dynamics were supportive of municipals for most of the fund's fiscal period. While municipal supply was higher than in the prior 12 months, a significant volume of bonds were called away or reached maturity, keeping the net new supply quite modest. Demand for municipals was strong for much of the period, boosted by attractive valuations relative to U.S. Treasuries. In particular, mutual fund flows were consistently positive as individual investors shunned the stock market and sought higher after-tax yields than those offered by money market mutual funds.

In the second quarter of 2012, the European fiscal crisis came to the fore, with the viability of the euro increasingly called into question. Greece's issues were ongoing, and borrowing costs rose for governments of larger economies such as Spain and Italy. Adding to investor anxiety, a variety of U.S. economic indicators, including employment data, took a step backward. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a "flight to quality" over the period that drove U.S. Treasury yields down. Municipal yields followed Treasury yields down, benefiting prices all along the municipal yield curve.

About Municipal Bonds
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit and taxing power of the issuer. In addition, securities held may include revenue bonds, for which principal and interest are secured by gross or net operating revenues. Operating revenues may include user fees, tolls or other income earned by a facility or enterprise, such as a public power system or a state toll road authority.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds with differing credit quality profiles, coupons, maturities and call dates. While the managers generally seek to keep the fund's overall duration and corresponding interest rate sensitivity close to that of the market, they often focus investments on (or emphasize) maturities where they believe the municipal yield curve presents the best opportunity for total return given their outlook. In addition, supply and demand factors may favor one segment of the municipal market over another.

Given moderate inflation and concerns over high unemployment, the U.S. Federal Reserve Board (the Fed) kept the target for its benchmark short-term interest rate between 0% and 0.25% for the entire period. Municipal yields opened the period near historical lows and fell over the 12 months with the curve flattening as yields declined most on longer maturities. To illustrate, yields on two-year issues fell by one basis point from 0.30% to 0.29%, while bonds with 30-year maturities experienced a yield decrease of 100 basis points, moving from 3.89% to 2.89%, resulting in a flattening of 99 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed as investors seeking incremental yield were comfortable with the overall municipal credit backdrop.

Municipal Bond Yield Curve (as of 8/31/11 and 8/31/12)

Source: Municipal Market Data as of August 31, 2012. For illustrative purposes only; not meant to represent the performance of any DWS product.

Positive and Negative Contributors to Fund Performance

We have been adding to holdings in the 25-to-30-year maturity range. This benefited performance as yields generally declined and prices increased most on longer-term issues over the 12 months. In addition, our significant exposure to issues rated in the A or BBB range enabled us to gain yield and benefit from credit spread tightening. In this vein, we were cautious with respect to exposure to the general obligation bonds of local issuers given an uncertain outlook for state support of localities. With respect to other sectors, we were slightly underexposed to health care and industrial development revenue bonds, which acted as a mild constraint on relative return as those sectors outperformed over the period.

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates) swaps. With a LIBOR swap, we in effect take a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity. Our LIBOR hedge allowed us to add exposure to the long end of the municipal bond yield curve while maintaining a duration that we believed to be neutral to the market. This position was designed to help the fund hold its exposure to interest rates steady, but since municipal bonds rallied more than LIBOR, the swap provided the fund added exposure to the longer-maturity bonds that rallied strongly and this in turn helped performance.

Outlook and Positioning

Municipal yields on an absolute basis are very low by historical standards. At the end of August 2012, the 10-year municipal yield of 1.74% was 112% of the 1.55% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 101% 12 months earlier. Despite recent flattening, the municipal yield curve remains reasonably steep and we are continuing to look to add exposure to bonds in the 20-to-25-year maturity range, emphasizing higher coupons that should provide favorable risk/reward characteristics in the event that interest rates rise. For new purchases, we are taking a very cautious approach with respect to general obligation bonds issued by localities, given uncertain levels of state support going forward. We continue to see attractive valuation opportunities among sectors in the A credit range.

"Even with expected debt issuance, California's debt levels are manageable compared to the size of its economy and annual revenues."

California continues to be rated A1 by Moody's, A- by Fitch and A- by Standard & Poor's. Entering the fund's fiscal period, all three agencies had the state's outlook as "stable" and Standard & Poor's revised its outlook to "positive" in February. California has very little budget flexibility relative to other states. In addition, the state's economy continues to feel the effects of the recession, with unemployment rates remaining well above the U.S. average. Still, California passed its budget for fiscal 2013 on time for the second consecutive year. State politicians managed to close a $15.7 billion budget gap through a temporary tax increase (the yet-to-be-passed Proposition 30), expenditure cuts, improved revenues and one-time solutions. The state has a large and diverse economy, with a gross state product of $1.8 billion, which is 13% of U.S. GDP and makes it the ninth largest economy in the world. Even with the expected debt issuance in the next fiscal year, California's debt levels are manageable compared to the size of its economy and annual revenues.

We continue to view fears of default by California as overblown, and to believe that most of the state's budget issues are political in nature. The state will continue to face structural deficits due to its constitutionally mandated public education spending and its reliance on a highly progressive personal income tax system. The governor and legislature passed a pension reform plan this year which, while we would have liked to see deeper reforms, was a step in the right direction. California general obligation bonds are a priority payment and fall second in line after public education funding. While the California economy has been significantly hurt by the national recession, it is a very large economy with significant industry, wealth and skilled labor. We continue to see the outlook for California debt as stable. In the current difficult credit environment, our team of municipal bond analysts is closely monitoring the credits we hold, and we will not hesitate to make changes in the portfolio as conditions dictate.

Portfolio Management Team

Philip G. Condon, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2000.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Michael J. Generazo, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1999.

• Over 17 years of investment industry experience.

• BS, Bryant College; MBA, Suffolk University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 1999.

• Joined Deutsche Asset Management in 1989.

• Over 18 years of investment industry experience.

• BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.38%	7.77%	6.10%	4.82%
Class B	11.33%	6.86%	5.23%	4.02%
Class C	11.41%	6.90%	5.26%	4.00%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	9.29%	6.77%	5.51%	4.53%
Class B (max 4.00% CDSC)	8.33%	6.27%	5.07%	4.02%
Class C (max 1.00% CDSC)	11.41%	6.90%	5.26%	4.00%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%
No Sales Charges
Class S	12.48%	7.95%	6.29%	5.01%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 0.93%, 1.76%, 1.74% and 0.81% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 8/31/12	$7.78	$7.79	$7.73	$7.76
8/31/11	$7.22	$7.24	$7.18	$7.21
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.32	$.26	$.26	$.33
August Income Dividend	$.0251	$.0202	$.0201	$.0267
SEC 30-day Yield as of 8/31/12††	2.23%	1.54%	1.54%	2.53%
Tax Equivalent Yield as of 8/31/12††	3.83%	2.64%	2.64%	4.34%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 8/31/12††	3.87%	3.11%	3.12%	4.13%

†† The SEC yield is net investment income per share earned over the month ended August 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.52%, 1.51% and 2.40% for Class B, Class C and Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.70% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.09%, 3.09% and 4.00% for Class B, Class C and Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Municipal California Long Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	67	of	140	48
3-Year	93	of	135	68
5-Year	22	of	125	17
10-Year	55	of	107	51
Class B 1-Year	94	of	140	67
3-Year	131	of	135	97
5-Year	91	of	125	72
10-Year	92	of	107	85
Class C 1-Year	89	of	140	63
3-Year	130	of	135	96
5-Year	90	of	125	72
10-Year	93	of	107	86
Class S 1-Year	63	of	140	45
3-Year	85	of	135	63
5-Year	16	of	125	12
10-Year	22	of	107	20

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.9%
California 89.4%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017, INS: AGMC	1,455,000	1,267,902
Series C, Zero Coupon, 9/1/2018, INS: AGMC	1,000,000	835,500
Series C, 6.0%, 9/1/2014, INS: AGMC	1,000,000	1,101,870
Series C, 6.0%, 9/1/2016, INS: AGMC	1,000,000	1,154,870
Series A, 6.0%, 9/1/2024, INS: AGMC	3,500,000	4,376,820
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025, INS: AGMC	5,000,000	5,349,700
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017, INS: FGIC, NATL	1,735,000	1,542,901
Series A, Zero Coupon, 8/1/2018, INS: FGIC, NATL	1,510,000	1,283,409
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015, INS: NATL	2,625,000	2,769,821
6.0%, 4/1/2022, INS: NATL	13,500,000	15,986,835
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,267,620
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019, INS: AMBAC	4,000,000	3,117,400
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014, INS: NATL	2,240,000	2,170,381
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	11,809,100
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045, INS: AGC	5,000,000	5,135,900
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012, INS: AMBAC	4,900,000	4,896,766
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,724,040
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,854,125
Series C, 6.5%, 10/1/2033	2,000,000	2,413,080
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,918,080
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014, INS: AMBAC	1,470,000	1,422,284
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	5,200,000	5,728,476
California, Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., Series B, 0.17%*, 11/1/2026, LOC: Mizuho Corporate Bank	6,830,000	6,830,000
California, Los Rios Community College District, Election of 2008, Series A, 5.0%, 8/1/2035	10,000,000	11,298,300
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	6,820,000	9,077,966
California, Marin Water District Financing Authority Revenue:
Series A, 5.0%, 7/1/2035	2,830,000	3,206,560
Series A, 5.0%, 7/1/2040	9,675,000	10,847,900
California, Napa Valley Unified School District, Election of 2006:
Series A, Zero Coupon, 8/1/2027	2,340,000	1,200,443
Series A, Zero Coupon, 8/1/2028	2,745,000	1,332,011
Series A, Zero Coupon, 8/1/2029	3,390,000	1,556,417
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	10,000,000	11,763,800
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	1,000,000	1,024,570
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	15,000	15,000
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,568,200
California, State Department of Water Resources Revenue, Center Valley Project, Water Systems:
Series AJ, 5.0%, 12/1/2035	10,690,000	12,627,883
Series AH, 5.25%, 12/1/2035	1,555,000	1,849,610
California, State Economic Recovery:
Series C-3, 0.17%*, 7/1/2023, LOC: Bank of America NA	850,000	850,000
Series C-5, 0.19%*, 7/1/2023, LOC: Bank of America NA	4,910,000	4,910,000
California, State General Obligation:
5.0%, 2/1/2033	12,000,000	13,530,600
5.25%, 9/1/2030	10,000,000	11,596,400
5.25%, 9/1/2032	4,000,000	4,601,400
5.25%, 10/1/2032	15,000,000	17,272,800
5.25%, 4/1/2035	8,000,000	9,134,800
6.25%, 11/1/2034	10,000,000	12,340,500
6.5%, 4/1/2033	14,610,000	18,232,257
California, State General Obligation, Various Purposes:
6.0%, 4/1/2038	7,450,000	8,788,169
6.0%, 11/1/2039	10,000,000	11,931,900
California, State Health Facilities Financing Authority Revenue, Scripps Health, Series A, 5.0%, 11/15/2032	1,000,000	1,125,930
California, State Pollution Control Financing Authority, Exempt Facilities, ExxonMobil Project, Exxon Capital Ventures, Inc., AMT, 0.18%*, 12/1/2029, GTY: Exxon Mobil Corp.	1,500,000	1,500,000
California, State Public Works Board, Lease Revenue, Capital Projects:
Series G-1, 5.75%, 10/1/2030	5,500,000	6,487,415
Series I-1, 6.375%, 11/1/2034	3,000,000	3,643,020
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,776,202
California, State University Revenue:
Series A, 5.0%, 11/1/2037	8,000,000	9,118,800
Series A, 5.25%, 11/1/2038	6,500,000	7,341,880
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039, GTY: American Baptist Foundation	7,000,000	7,614,040
California, Statewide Communities Development Authority Revenue, Cottage Health Obligation Group, 5.25%, 11/1/2030	6,000,000	6,833,640
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation Hospitals, Series A, 5.0%, 4/1/2042	10,000,000	10,926,600
California, Statewide Communities Development Authority Revenue, Multi-Family Housing, Irvine Apartment Communities LP Project, Series W-3, AMT, 0.2%*, 4/1/2025, LOC: Wells Fargo Bank NA	1,000,000	1,000,000
California, Statewide Communities Development Authority Revenue, Sutter Health, Series A, 6.0%, 8/15/2042	10,340,000	12,411,412
California, Statewide Communities Development Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2041	10,000,000	11,163,500
California, Western Municipal Water District Facilities Authority Revenue, Series B, 5.0%, 10/1/2039	19,155,000	21,369,318
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018, INS: FGIC, NATL	3,050,000	2,624,403
Carson, CA, Redevelopment Housing Agency, Tax Allocation, Series A, 5.25%, 10/1/2036	2,710,000	2,854,795
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,365,000	3,076,037
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015, INS: NATL	9,240,000	10,083,982
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014, INS: NATL	570,000	571,858
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021, INS: AGMC	1,920,000	1,405,018
Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	973,087
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037, INS: AMBAC	10,000,000	11,385,700
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017, INS: NATL	4,000,000	3,577,920
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015, INS: NATL	3,165,000	2,988,140
Zero Coupon, 5/1/2016, INS: NATL	3,335,000	3,063,631
ETM, Zero Coupon, 11/1/2017, INS: NATL	5,500,000	5,230,720
Zero Coupon, 11/1/2018, INS: NATL	4,605,000	3,799,585
ETM, Zero Coupon, 11/1/2020, INS: NATL	7,000,000	6,006,070
Foothill, CA:
ETM, Zero Coupon, 1/1/2018, INS: AGMC, Radian	10,000,000	9,384,300
ETM, Zero Coupon, 1/1/2020, INS: AGMC, Radian	10,000,000	8,790,900
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017, INS: NATL	5,975,000	4,688,762
Zero Coupon, 1/15/2018, INS: NATL	6,250,000	4,634,625
Zero Coupon, 1/15/2025	10,000,000	4,801,500
5.8%, 1/15/2020, INS: NATL	6,500,000	6,792,890
5.875%, 1/15/2026	5,000,000	5,206,900
Foothill-De Anza Community College District, CA, Series C, 5.0%, 8/1/2040	7,555,000	8,726,101
Foothill-De Anza Community College District, CA, Capital Appreciation, Zero Coupon, 8/1/2016, INS: NATL	4,755,000	4,528,662
Fresno, CA, School District General Obligation, Unified School District, Series C, 5.9%, 2/1/2017, INS: NATL	1,760,000	2,043,642
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014, INS: FGIC, NATL	400,000	388,408
Irvine, CA, Improvement Bond Act 1915, Series A, 0.19%*, 9/2/2032, LOC: Bank of Tokyo-Mitsubishi UFJ	500,000	500,000
Irvine, CA, Unified School District, Special Tax, Series B, 0.2%*, 9/1/2051, LOC: Bank of America NA	3,800,000	3,800,000
Las Virgenes, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 11/1/2013, INS: NATL	2,150,000	2,136,713
Long Beach, CA, Unified School District, 5.0%, 8/1/2032	5,245,000	6,107,121
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,638,050
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	15,000,000	16,857,450
Los Angeles, CA, Department of Water & Power, Waterworks Revenue:
Series A, 5.0%, 7/1/2036	2,500,000	2,928,775
Series B, 5.0%, 7/1/2036	5,000,000	5,857,550
Series A, 5.0%, 7/1/2041	2,500,000	2,843,425
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021, INS: FGIC, NATL	2,000,000	2,687,140
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	8,517,335
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016, INS: FGIC, NATL	1,000,000	924,160
Manteca, CA, Redevelopment Agency Tax Allocation, Amended Merged Project, 0.18%*, 10/1/2042, LOC: State Street Bank & Trust Co.	2,705,000	2,705,000
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014, INS: FGIC, NATL	2,045,000	1,996,738
Series A, Zero Coupon, 8/1/2015, INS: FGIC, NATL	2,090,000	1,988,384
Series A, Zero Coupon, 8/1/2016, INS: FGIC, NATL	2,140,000	1,977,702
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014, INS: AMBAC	1,055,000	1,116,633
Mount Diablo, CA, Unified School District, Election of 2010, Series E, 5.0%, 6/1/2037	4,000,000	4,493,600
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016, INS: FGIC, NATL	2,500,000	2,286,425
5.0%, 9/1/2026, INS: AGMC	3,155,000	3,538,553
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	245,116
Northern California, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2031	1,100,000	1,282,534
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019, INS: AGMC	1,420,000	1,152,373
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	10,797,800
Port of Oakland, CA, Series 0, AMT, 5.125%, 5/1/2030	1,500,000	1,629,930
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027, INS: FGIC	2,500,000	2,898,025
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017, INS: FGIC, NATL	1,635,000	1,453,973
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015, INS: NATL	1,750,000	1,619,380
Zero Coupon, 6/1/2016, INS: NATL	2,395,000	2,141,322
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,850,225
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41, Series B, 0.883%**, 6/1/2039, INS: FGIC, NATL	10,000,000	6,507,400
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026, INS: AGMC	2,615,000	2,991,586
Series G, 6.5%, 9/1/2013, INS: NATL	350,000	357,651
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2028, INS: AGMC	2,045,000	2,325,635
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020, INS: AMBAC	5,000,000	5,710,300
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016, INS: NATL	2,685,000	2,347,308
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013, INS: AGMC	1,000,000	1,049,960
Series A, 6.0%, 9/1/2014, INS: AGMC	2,195,000	2,404,666
Series A, 6.0%, 9/1/2015, INS: AGMC	1,000,000	1,139,050
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017, INS: NATL	2,675,000	2,824,051
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017, INS: AGMC	1,000,000	904,980
Zero Coupon, 8/1/2019, INS: AGMC	1,100,000	912,076
San Diego County, CA, Certificates of Participation, County Administration Center Waterfront Park, 5.125%, 2/1/2042	5,000,000	5,555,050
San Diego County, CA, Regional Airport Authority Revenue, Series A, 5.0%, 7/1/2040	13,250,000	14,472,710
San Diego County, CA, Water Authority, Series B, 5.0%, 5/1/2031	5,000,000	5,851,600
San Diego, CA, Community College District, Election of 2002, 5.25%, 8/1/2033 (a)	10,000,000	11,967,400
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	5,000,000	5,758,150
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	11,419,000
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,923,364
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	17,744,850
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	14,036,625
Series A, 5.125%, 11/1/2039	10,400,000	11,765,104
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment, Series C, 6.75%, 8/1/2041	1,000,000	1,170,590
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015, INS: NATL	12,065,000	11,094,853
Series A, Zero Coupon, 1/15/2016, INS: NATL	3,485,000	3,062,932
Series A, Zero Coupon, 1/15/2017, INS: NATL	3,965,000	3,325,287
Series A, Zero Coupon, 1/15/2018, INS: NATL	2,640,000	2,093,441
Series A, Zero Coupon, 1/15/2019, INS: NATL	3,185,000	2,381,456
San Jose, CA, Evergreen Community College District, Election of 2010:
Series A, 5.0%, 8/1/2035	2,100,000	2,447,130
Series A, 5.0%, 8/1/2037	3,760,000	4,319,037
Series A, 5.0%, 8/1/2041	6,500,000	7,436,780
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020, INS: NATL	1,195,000	1,500,012
San Leandro, CA, Unified School District, Election of 2006, Convertible Capital Appreciation, Series C, Step-up Coupon, 0% to 8/1/2026, 7.0% to 8/1/2039 , INS: AGC	30,000,000	16,403,100
San Marcos, CA, Unified School District, Election of 2010, Series A, 5.0%, 8/1/2038	12,500,000	13,981,000
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,841,600
San Ysidro, CA, School District General Obligation, Prerefunded, 6.125%, 8/1/2021, INS: AMBAC	1,400,000	1,502,676
Santa Ana, CA, Other General Obligation, Police Administration & Holding Facility, Series A, 6.25%, 7/1/2024, INS: NATL	2,000,000	2,305,540
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017, INS: NATL	1,005,000	1,116,414
5.5%, 9/1/2018, INS: NATL	1,060,000	1,181,730
5.6%, 9/1/2019, INS: NATL	1,115,000	1,248,978
5.6%, 9/1/2020, INS: NATL	1,180,000	1,316,727
5.65%, 9/1/2024, INS: NATL	1,445,000	1,596,378
5.65%, 9/1/2025, INS: NATL	1,520,000	1,678,004
5.65%, 9/1/2026, INS: NATL	1,605,000	1,763,590
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority, Series B, 7.25%, 8/1/2013, INS: NATL	3,400,000	3,564,934
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,520,611
Santa Rosa, CA, Wastewater Revenue, Series A, 5.0%, 9/1/2033	8,000,000	9,287,200
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,934,700
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	6,014,823
Series C, 5.0%, 7/1/2035	3,000,000	3,414,780
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,397,301
Series A, ETM, 5.75%, 7/1/2021	880,000	1,059,256
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: FGIC, NATL	3,600,000	2,455,164
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015, INS: FGIC, NATL	1,250,000	1,189,225
Torrance, CA, Torrance Memorial Medical Center, Series A, 5.0%, 9/1/2040	2,000,000	2,142,140
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016, INS: FGIC, NATL	2,000,000	1,833,400
University of California, Regents Medical Center, Pooled Revenue, Series B-1, 0.16%*, 5/15/2032, SPA: Wells Fargo Bank NA	2,150,000	2,150,000
West Basin, CA, Municipal Water District Revenue, Series B, 5.0%, 8/1/2036	7,000,000	7,955,990
		869,080,486
Puerto Rico 3.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,526,720
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 6.5%, 8/1/2044	10,000,000	11,940,300
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	10,356,000
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	2,390,000	2,054,086
		32,877,106
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	914,471
Total Municipal Bonds and Notes (Cost $806,615,781)		902,872,063

Municipal Inverse Floating Rate Notes (b) 15.4%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	11,475,000	13,070,042
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.563%, 4/1/2014, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	13,870,000	15,646,085
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.858%, 4/1/2014, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (c)	17,205,000	19,572,193
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.875%, 4/1/2014, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026, INS: AGMC (c)	10,630,000	11,930,049
Trust: California, State Community Center, Series 2008-1154, 144A, 9.2%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (c)	3,158,944	3,795,099
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (c)	2,257,732	2,712,400
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (c)	1,881,443	2,260,333
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.63%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (c)	10,420,000	11,919,125
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.81%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (c)	5,000,000	6,005,850
Trust: California, University of California Revenues, Series 3368, 144A, 20.81%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (c)	10,000,000	12,178,300
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.28%, 2/1/2017, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (c)	10,000,000	11,093,700
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 17.78%, 1/1/2033, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (c)	10,000,000	11,970,300
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 20.81%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (c)	2,137,063	2,423,708
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (c)	1,944,611	2,205,441
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.203%, 5/1/2028, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (c)	10,002,999	11,440,017
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.517%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (c)	10,000,000	11,311,000
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.2%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $131,274,081)		149,533,642

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $937,889,862)†	108.3	1,052,405,705
Other Assets and Liabilities, Net	(8.3)	(81,065,009)
Net Assets	100.0	971,340,696

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2012.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2012.

† The cost for federal income tax purposes was $847,632,815. At August 31, 2012, net unrealized appreciation for all securities based on tax cost was $115,490,098. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $119,279,249 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,789,151.

(a) At August 31, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

At August 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
4/24/2013 4/24/2033	9,800,000	1	Fixed — 2.855%	Floating — LIBOR	(710,377)	—	(710,377)
10/25/2012 10/25/2033	11,700,000	1	Fixed — 3.04%	Floating — LIBOR	(1,358,247)	—	(1,358,247)
4/25/2013 4/25/2034	12,350,000	1	Fixed — 2.92%	Floating — LIBOR	(1,020,748)	—	(1,020,748)
Total unrealized depreciation							(3,089,372)

Counterparty:

1 JPMorgan Chase Securities, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$1,052,405,705	$—	$1,052,405,705
Total	$—	$1,052,405,705	$—	$1,052,405,705
Liabilities
Derivatives (e)	$—	$(3,089,372)	$—	$(3,089,372)
Total	$—	$(3,089,372)	$—	$(3,089,372)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments in securities, at value (cost $937,889,862)	$1,052,405,705
Cash	47,774
Receivable for investments sold	810,000
Receivable for Fund shares sold	1,784,822
Interest receivable	10,687,969
Due from Advisor	38,583
Other assets	15,988
Total assets	1,065,790,841
Liabilities
Payable for Fund shares redeemed	573,175
Payable for floating rate notes issued	89,282,792
Unrealized depreciation on interest rate swap contracts	3,089,372
Distributions payable	410,031
Accrued management fee	349,509
Accrued Trustees' fees	11,519
Other accrued expenses and payables	733,747
Total liabilities	94,450,145
Net assets, at value	$971,340,696
Net Assets Consist of
Undistributed net investment income	1,224,791
Net unrealized appreciation (depreciation) on: Investments	114,515,843
Interest rate swap contracts	(3,089,372)
Accumulated net realized gain (loss)	(17,411,316)
Paid-in capital	876,100,750
Net assets, at value	$971,340,696

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($529,746,195 ÷ 68,101,518 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.78
Maximum offering price per share (100 ÷ 97.25 of $7.78)	$8.00
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($831,419 ÷ 106,683 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.79
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,923,257 ÷ 5,424,909 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.73
Class S Net Asset Value, offering and redemption price per share ($398,839,825 ÷ 51,374,865 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Interest	$45,155,769
Expenses: Management fee	3,774,281
Administration fee	880,781
Services to shareholders	805,334
Distribution and service fees	1,391,016
Custodian fee	14,489
Professional fees	79,157
Reports to shareholders	47,583
Registration fees	55,230
Trustees' fees and expenses	31,575
Interest expense and fees on floating rate notes issued	663,314
Other	57,049
Total expenses before expense reductions	7,799,809
Expense reductions	(364,977)
Total expenses after expense reductions	7,434,832
Net investment income	37,720,937
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,390,865
Interest rate swap contracts	(13,135,492)
(10,744,627)
Change in net unrealized appreciation (depreciation) on: Investments	69,011,112
Interest rate swap contracts	5,666,661
74,677,773
Net gain (loss)	63,933,146
Net increase (decrease) in net assets resulting from operations	$101,654,083

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended August 31, 2012
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$101,654,083
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(501,654,682)
Net amortization of premium/(accretion of discount)	(6,208,591)
Proceeds from sales and maturities of long-term investments	399,688,326
(Increase) decrease in interest receivable	(929,553)
(Increase) decrease in other assets	(13,381)
(Increase) decrease in receivable for investments sold	2,326,398
Increase (decrease) in other accrued expenses and payables	246,283
Change in unrealized (appreciation) depreciation on investments	(69,011,112)
Change in unrealized (appreciation) depreciation on swaps	(5,666,661)
Net realized (gain) loss from investments	(2,390,865)
Cash provided (used) by operating activities	(81,959,755)
Cash Flows from Financing Activities
Proceeds from shares sold	228,330,131
Cost of shares redeemed	(133,044,472)
Distributions paid (net of reinvestment of distributions)	(13,485,610)
Cash provided (used) for financing activities	81,800,049
Increase (decrease) in cash	(159,706)
Cash at beginning of period	207,480
Cash at end of period	$47,774
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$24,236,829
Interest expense and fees on floating rate notes issued	$(663,314)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$37,720,937	$38,204,366
Net realized gain (loss)	(10,744,627)	(8,074,208)
Change in net unrealized appreciation (depreciation)	74,677,773	(27,246,591)
Net increase (decrease) in net assets resulting from operations	101,654,083	2,883,567
Distributions to shareholders from: Net investment income: Class A	(19,822,438)	(19,983,283)
Class B	(28,853)	(35,580)
Class C	(1,170,884)	(1,020,425)
Class S	(16,515,306)	(15,709,667)
Total distributions	(37,537,481)	(36,748,955)
Fund share transactions: Proceeds from shares sold	228,938,834	170,948,641
Reinvestment of distributions	24,236,829	23,571,802
Payments for shares redeemed	(133,009,070)	(255,403,999)
Net increase (decrease) in net assets from Fund share transactions	120,166,593	(60,883,556)
Increase (decrease) in net assets	184,283,195	(94,748,944)
Net assets at beginning of period	787,057,501	881,806,445
Net assets at end of period (including undistributed net investment income of $1,224,791 and $1,107,471, respectively)	$971,340,696	$787,057,501

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.22	$7.47	$7.10	$7.24	$7.35
Income (loss) from investment operations: Net investment incomea	.32	.34	.34	.33	.31
Net realized and unrealized gain (loss)	.56	(.27)	.36	(.06)	(.09)
Total from investment operations	.88	.07	.70	.27	.22
Less distributions from: Net investment income	(.32)	(.32)	(.33)	(.32)	(.31)
Net realized gains	—	—	—	(.09)	(.02)
Total distributions	(.32)	(.32)	(.33)	(.41)	(.33)
Net asset value, end of period	$7.78	$7.22	$7.47	$7.10	$7.24
Total Return (%)b	12.38	1.14	10.12	4.19	3.09	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	530	431	482	448	498
Ratio of expenses before expense reductions (including interest expense) (%)d	.91	.93	.91	1.00	1.35
Ratio of expenses after expense reductions (including interest expense) (%)d	.91	.93	.91	1.00	1.34
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83	.84	.82	.82	.85
Ratio of net investment income (%)	4.22	4.72	4.63	4.77	4.29
Portfolio turnover rate (%)	41	27	32	77	56
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.24	$7.48	$7.12	$7.25	$7.37
Income (loss) from investment operations: Net investment incomea	.26	.28	.28	.27	.26
Net realized and unrealized gain (loss)	.55	(.25)	.35	(.05)	(.10)
Total from investment operations	.81	.03	.63	.22	.16
Less distributions from: Net investment income	(.26)	(.27)	(.27)	(.26)	(.26)
Net realized gains	—	—	—	(.09)	(.02)
Total distributions	(.26)	(.27)	(.27)	(.35)	(.28)
Net asset value, end of period	$7.79	$7.24	$7.48	$7.12	$7.25
Total Return (%)b,c	11.33	.51	9.05	3.52	2.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	3
Ratio of expenses before expense reductions (including interest expense) (%)d	1.72	1.76	1.76	1.85	2.15
Ratio of expenses after expense reductions (including interest expense) (%)d	1.69	1.72	1.74	1.80	2.12
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	1.63	1.65	1.62	1.63
Ratio of net investment income (%)	3.45	3.93	3.80	3.97	3.51
Portfolio turnover rate (%)	41	27	32	77	56
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class C	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$7.18		$7.42	$7.06		$7.19		$7.31
Income (loss) from investment operations: Net investment incomea	.26		.28	.28		.27		.26
Net realized and unrealized gain (loss)	.55		(.26)	.35		(.05)		(.11)
Total from investment operations	.81		.02	.63		.22		.15
Less distributions from: Net investment income	(.26)		(.26)	(.27)		(.26)		(.25)
Net realized gains	—		—	—		(.09)		(.02)
Total distributions	(.26)		(.26)	(.27)		(.35)		(.27)
Net asset value, end of period	$7.73		$7.18	$7.42		$7.06		$7.19
Total Return (%)b	11.41	c	.47	9.15	c	3.53	c	2.15	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42		28	27		15		11
Ratio of expenses before expense reductions (including interest expense) (%)d	1.70		1.74	1.72		1.82		2.13
Ratio of expenses after expense reductions (including interest expense) (%)d	1.69		1.74	1.72		1.80		2.12
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61		1.65	1.63		1.62		1.63
Ratio of net investment income (%)	3.43		3.91	3.83		3.97		3.51
Portfolio turnover rate (%)	41		27	32		77		56
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.21	$7.46	$7.09	$7.22	$7.34
Income (loss) from investment operations: Net investment incomea	.33	.35	.35	.34	.33
Net realized and unrealized gain (loss)	.55	(.26)	.36	(.05)	(.10)
Total from investment operations	.88	.09	.71	.29	.23
Less distributions from: Net investment income	(.33)	(.34)	(.34)	(.33)	(.33)
Net realized gains	—	—	—	(.09)	(.02)
Total distributions	(.33)	(.34)	(.34)	(.42)	(.35)
Net asset value, end of period	$7.76	$7.21	$7.46	$7.09	$7.22
Total Return (%)b	12.48	1.37	10.32	4.55	3.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	399	327	371	279	244
Ratio of expenses before expense reductions (including interest expense) (%)c	.78	.81	.80	.88	1.15
Ratio of expenses after expense reductions (including interest expense) (%)c	.69	.72	.75	.80	1.12
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.63	.66	.62	.63
Ratio of net investment income (%)	4.44	4.93	4.80	4.97	4.51
Portfolio turnover rate (%)	41	27	32	77	56
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2012, was approximately $89,283,000, with a weighted average interest rate of 0.74%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $17,589,000, including $1,359,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first; and approximately $16,230,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,558,000) and long-term losses ($2,672,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed tax-exempt income	$1,634,822
Capital loss carryforward	$(17,589,000)
Net unrealized appreciation on investments	$115,490,098

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from tax-exempt income	$37,420,511	$36,632,646
Distributions from ordinary income*	$116,970	$116,309

* For tax purposes, short-term capital gain distributions are considered taxable income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2012.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended August 31, 2012, the Fund invested in interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swaps as of August 31, 2012, is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $31,300,000 to $55,000,000.

The following table summarizes the value of the Fund's derivative instruments held as of August 31, 2012, and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(3,089,372)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2012, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(13,135,492)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$5,666,661

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $501,654,682 and $399,688,326, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

For the period from September 1, 2011 through September 30, 2011 for Class B shares (November 30, 2011 for Class S shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class B	1.63%
Class S	.63%

Effective October 1, 2011 through November 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%

Effective December 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.71%.

In addition, effective October 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.61%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended August 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $880,781, of which $81,704 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2012
Class A	$61,357	$—	$15,487
Class B	540	255	91
Class C	2,866	2,866	—
Class S	88,467	88,467	—
	$153,230	$91,588	$15,578

For the year ended August 31, 2012, the Advisor agreed to reimburse the Fund $271,243 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class B	$6,314	$694
Class C	257,461	25,963
	$263,775	$26,657

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$1,039,678	$—	$291,674	.22%
Class B	1,978	—	493	.23%
Class C	85,585	2,146	21,590	.24%
	$1,127,241	$2,146	$313,757

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012, aggregated $36,985.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2012, the CDSC for Class B and Class C shares aggregated $4,847 and $,6,520, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the year ended August 31, 2012, DIDI received $10,677 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,636, of which $7,330 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,258,566	$93,196,402	5,315,916	$38,207,776
Class B	29	219	151	1,072
Class C	2,028,279	15,234,988	1,109,601	7,924,667
Class S	16,044,742	120,507,225	17,761,128	124,815,126
		$228,938,834		$170,948,641
Shares issued to shareholders in reinvestment of distributions
Class A	2,098,852	$15,813,517	2,165,013	$15,350,268
Class B	2,898	21,847	3,833	27,215
Class C	109,087	817,846	97,765	688,615
Class S	1,008,312	7,583,619	1,060,099	7,505,704
		$24,236,829		$23,571,802
Shares redeemed
Class A	(5,889,567)	$(44,479,873)	(12,394,565)	$(86,977,974)
Class B	(15,255)	(114,630)	(32,484)	(232,288)
Class C	(636,579)	(4,763,915)	(986,069)	(6,891,437)
Class S	(11,059,773)	(83,650,652)	(23,207,760)	(161,302,300)
		$(133,009,070)		$(255,403,999)
Net increase (decrease)
Class A	8,467,851	$64,530,046	(4,913,636)	$(33,419,930)
Class B	(12,328)	(92,564)	(28,500)	(204,001)
Class C	1,500,787	11,288,919	221,297	1,721,845
Class S	5,993,281	44,440,192	(4,386,533)	(28,981,470)
		$120,166,593		$(60,883,556)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS California Tax-Free Income Fund (the "Fund"), a series of DWS State Tax-Free Income Series, as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation, Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS California Tax-Free Income Fund at August 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,039.00	$1,033.60	$1,035.10	$1,038.80
Expenses Paid per $1,000*	$4.72	$8.64	$8.65	$3.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,020.51	$1,016.64	$1,016.64	$1,021.67
Expenses Paid per $1,000*	$4.67	$8.57	$8.57	$3.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund†	.92%	1.69%	1.69%	.69%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.08% for each class.

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2012, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCATF-2
(R-023985-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CALIFORNIA TAX FREE INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$74,604	$0	$7,292	$0
2011	$71,269	$0	$7,080	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$7,292	$359,967	$598,855	$966,114
2011	$7,080	$285,550	$586,510	$879,140

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012